UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

(Exact name of registrant as specified in its charter)

Texas	333-174226	38-3769404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11451 Katy Freeway, Suite 500

Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 598-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Sale of Assets

On July 31, 2013, Black Elk Energy Offshore Operations, LLC (the “Company” or “we”) entered into a Purchase and Sale Agreement (the “Renaissance PSA”) with Renaissance Offshore, LLC (“Renaissance”). Pursuant to the Renaissance PSA, Renaissance acquired our undivided 25% interest in a federal offshore lease located in the Gulf of Mexico, Ship Shoal 219, together with related appurtenances, for $10.5 million, subject to normal purchase price adjustments (the “Renaissance Sale”). The Renaissance Sale closed on July 31, 2013.

Pursuant to the Renaissance PSA, and subject to specified limitations described therein, we agreed to indemnify Renaissance, its officers, directors, employees and agents against certain losses resulting from the operation and ownership of the assets acquired pursuant to the Renaissance PSA, regardless of fault, and for certain other matters. Renaissance has agreed to indemnify us and our officers, directors, employees and agents, subject to certain limitations, against certain losses resulting from the operation and ownership of the assets acquired pursuant to the Renaissance PSA, regardless of fault, and damages, including environmental damages, relating thereto.

The foregoing description of the Renaissance PSA is qualified in its entirety by reference to the full and complete terms of the Renaissance PSA, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Credit Agreement

On July 31, 2013, we entered into a Limited Waiver and Tenth Amendment to Credit Agreement (the “Tenth Amendment”) by and among Black Elk Energy Offshore Operations, LLC, as the Borrower, the Guarantors party thereto, the Lenders and Capital One, N.A., as Administrative Agent. The Tenth Amendment amended that certain Credit Facility Agreement dated as of December 24, 2010, as previously amended, to (1) obtain waivers related to our financial covenants in the Credit Agreement for the fiscal quarter ended June 30, 2013, (2) maintain the borrowing base at $25 million through August 30, 2013, unless we fail to refinance the Credit Agreement or PPVA Black Elk Equity LLC fails to purchase our commitments under the Credit Agreement by August 30, 2013, in which case the borrowing base will be reduced to $0 on September 2, 2013, (3) release the liens on the Renaissance Sale and (4) allow us to retain the proceeds from the Renaissance Sale and up to $5 million from (i) funds which secured or supported bonds posted by or on our behalf of with the Bureau of Ocean Management, Regulation and Enforcement for plugging and abandonment obligations related to oil and gas properties included in the Renaissance Sale or any sale of oil and gas properties which occurred prior to July 31, 2013 and (ii) any collateral sales permitted under the Credit Agreement.

The foregoing description of the Tenth Amendment is qualified in its entirety by reference to the full and complete terms of such agreement, a copy of which is attached to this Form 8-K as Exhibit 10.2 and is incorporated by reference herein.

Letter Loan Purchase Agreement and Guaranty

On July 31, 2013, we entered into a loan purchase agreement (the “Letter Loan Purchase Agreement”) with Capital One, N.A., as Administrative Agent, the Lenders and PPVA Black Elk Equity LLC (“Purchaser”) pursuant to which Purchaser agreed to (i) purchase all of our loans and commitments under the Credit Agreement from the Lenders and (ii) assume the obligations of the Administrative Agent under the Credit Agreement and related loan documents. In accordance with the terms of the Letter Loan Purchase Agreement, Purchaser agreed to pay the following amounts to the Administrative Agent for the benefit of the Lenders: (i) on July 31, 2013, a purchase fee in the amount of $250,000; (ii) on August 30, 2013 (the “Closing Date”), 100% of the aggregate principal balance of all outstanding loans under the Credit Agreement as of the Closing Date, plus all accrued unpaid interest; (iii) on the Closing Date all other unpaid fees and expenses owed by us under the Credit Agreement; and (iv) on the Closing Date, all fees and expenses incurred by the Administrative Agent and the Lenders relating to the Letter Loan Purchase Agreement.

In connection with the Letter Loan Purchase Agreement, on July 31, 2013, Platinum Partners Value Arbitrage Fund L.P. and the other guarantors party thereto (the “Guarantors”) entered into a guaranty (the “Guaranty”) in favor of Capital One, N.A, as Administrative Agent for the benefit of the Lenders under the Credit Agreement. Pursuant to the Guaranty, the Guarantors agreed to guarantee the full, complete and timely performance of obligations of Purchaser under the Letter Loan Purchase Agreement.

The foregoing description of the Letter Loan Purchase Agreement and Guaranty is qualified in its entirety by reference to the full and complete terms of such agreements, copies of which are attached to this Form 8-K as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 under the heading “Sale of Assets” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Purchase and Sale Agreement by and between Black Elk Offshore Operations, LLC and Renaissance Offshore, LLC, effective as of July 31, 2013.

10.2	Tenth Amendment to Credit Agreement, effective as of July 31, 2013, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.3	Letter Loan Purchase Agreement, dated as of July 31, 2013, by and among the Company, PPVA Black Elk Equity LLC, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.4	Guaranty, dated as of July 31, 2013, by Platinum Partners Value Arbitrage Fund L.P., Platinum Montaur Life Sciences, LLC, Meserole Group LLC, PPVA Black Elk Investors LLC and DMRJ Group LLC in favor of Capital One, N.A., as Administrative Agent for the benefit of the Lenders to that certain Credit Agreement dated December 24, 2010, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013

BLACK ELK ENERGY OFFSHORE OPERATIONS, LLC

By:	/s/ John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase and Sale Agreement by and between Black Elk Offshore Operations, LLC and Renaissance Offshore, LLC, effective as of July 31, 2013.

10.2	Tenth Amendment to Credit Agreement, effective as of July 31, 2013, by and among the Company, the Guarantors party thereto, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.3	Letter Loan Purchase Agreement, dated as of July 31, 2013, by and among the Company, PPVA Black Elk Equity LLC, Capital One, N.A., as Administrative Agent for the Lenders signatory thereto, and the Lenders signatory thereto.

10.4	Guaranty, dated as of July 31, 2013, by Platinum Partners Value Arbitrage Fund L.P., Platinum Montaur Life Sciences, LLC, Meserole Group LLC, PPVA Black Elk Investors LLC and DMRJ Group LLC in favor of Capital One, N.A., as Administrative Agent for the benefit of the Lenders to that certain Credit Agreement dated December 24, 2010, as amended.